CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



                                                                    EXHIBIT 10.8



                     PROFESSIONAL SERVICES CONTRACT NO. TBA

This Professional Services Contract (hereinafter the "Contract") entered into on the 4th day of December, 2000 by and between People Support, Inc., a Delaware corporation, with its principal place of 1100 Glendon Avenue, 14th Floor, Los Angeles, California 90024 (hereinafter referred to as "VENDOR") and Network Solutions, Inc., a Delaware corporation with its principal place of business at 505 Huntmar Park Drive, Herndon, Virginia 20170 (hereinafter referred to as "NSI") (VENDOR and NSI are each referred to herein as a "Party," and collectively as the "Parties").

WHEREAS, NSI desires to utilize the professional services of VENDOR and VENDOR desires to provide those services.

NOW, THEREFORE in consideration of the mutual covenants and obligations contained herein VENDOR and the NSI do mutually agree as follows:

1. PERFORMANCE

   The parties acknowledge that VENDOR is an independent contractor and not an employee of NSI. VENDOR, acting as an independent contractor and not as an agent, representative, or employee of NSI, shall hire, pay and provide the necessary personnel and shall otherwise do all things necessary or incident to provide professional services as more specifically outlined in the Statement of Work, which is attached hereto as Exhibit A and incorporated herein by reference. NSI assumes no liability or responsibility for VENDOR personnel. VENDOR will: (i) ensure it and its personnel are in compliance with all laws, regulations, ordinances and licensing requirements where noncompliance would have a material adverse effect on the Services provided;
   (ii) be responsible for the supervision, control, compensation, withholdings, health and safety of VENDOR personnel; (iii) ensure VENDOR personnel performing any services hereunder on NSI's premises comply with any NSI "on premises guidelines" as the same may be provided to VENDOR from time to time; and (iv) inform NSI if a former employee of NSI will be assigned work under this Contract, such assignment subject to NSI approval.

   VENDOR (and its agent(s) and/or employee(s), if any) hereto agrees and acknowledges that it is not entitled to participate in any of the benefit plans or programs that NSI now or hereafter maintains for its employees, including, but not limited to, NSI's employee stock purchase plan and stock incentive plan ("Stock Plans"). In the event that any state or federal court, or any local, state or federal government agency, division or other related government entity, shall determine that VENDOR (and its agent(s) and/or employee(s), if any) is considered an employee or common law employee of NSI, or if for any reasons VENDOR (and its agent(s) and/or employee(s), if any) were to become eligible to participate in any NSI sponsored benefit plans or programs, VENDOR (and its agent(s) and/or employee(s), if any) waives any right to participate, either retrospectively or prospectively, in NSI sponsored benefit plans or programs including, but not limited to, the Stock Plans. This waiver of any right to participate in NSI sponsored employee benefit programs represents a material component of the terms and compensation agreed to by these parties and is not in any way conditioned on any representation or assumption concerning status of VENDOR (and its agent(s) and/or employee(s), if any) with respect to

   NSI as employee, common law employee, consultant, independent contractor or temporary employee.

2. TERM OF CONTRACT

   The term of this Contract shall commence on the date of execution of the Contract by the final party hereto and shall continue in full force and effect through the second anniversary of the first day of the month for which a minimum monthly fee is charged, unless sooner terminated as provided herein. This Contract may be extended by mutual agreement of the parties.

3. TYPE OF CONTRACT

   NSI hereby commissions VENDOR to provide live sales support and customer service to persons calling designated NSI provided telephone numbers ("Voice Support") and responses to NSI customer email inquiries ("Email Response", and together with Voice Support, the "Services") regarding NSI's commercial Internet web site, which has an entry uniform resource locator of http://www.networksolutions.com (the "NSI Web Site"). Voice Support will be available in English or Spanish Monday through Friday from 7:00 AM - Midnight EST. Voice Support services will be delivered through an "800" number established by NSI that links directly to a predefined VENDOR telephone system. Email Responses will be available Monday through Friday from 9:00 AM
   - 5:30 PM BST.

4. CONTRACT AMOUNT

   Refer to Exhibit C

5. COMPENSATION AND INVOICING

   VENDOR shall submit timely invoices not more frequently than once a month and upon NSI's acceptance of all deliverables, if applicable.

   VENDOR shall submit invoices to:
   Network Solutions, Inc.
   505 Huntmar Park Drive
   Herndon,VA 20170
   Attention: Accounts Payable

   Invoices shall reference the Contract number. TBA

6.  PAYMENTS

   Payments will be made by NSI within 30 days after receipt of a correct invoice from VENDOR. Payments to VENDOR shall be sent to the remittance address set forth on VENDOR's invoice.

        (a) Taxes. NSI will pay all federal, state, local or other taxes based on any good or service provided by VENDOR under this Agreement, other than taxes based on VENDOR's net income, including, without limitation, any collection of requisite sales or use tax for products or services sold on or through the NSI Web Site. NSI will determine, implement and bear responsibility for customer return policies, customer service policies, order processing policies, collection of appropriate sales or use tax, allocation of income tax, and implementation of warranties and limitations.

7. INSURANCE

   Without prejudice to VENDOR's liability to indemnify NSI as stated in the INDEMNIFICATION provision of this Contract, VENDOR shall procure, at its expense, and maintain for the duration of the Contract, workers' compensation, employers liability, commercial general liability and business auto liability insurance policies (the "Insurance Policies") described below with financially responsible insurance companies, reasonably acceptable to NSI, with policy limits not less than those indicated below. Notwithstanding any provision contained herein, the VENDOR, and its employees, agents, representatives, consultants and lower-tier subcontractors and suppliers, are not insured by NSI, and are not covered under any policy of insurance that NSI has obtained or has in place.

   SPECIAL PROVISIONS APPLICABLE TO VENDOR'S INSURANCE COVERAGE:

   (a) Additional Insured - VENDOR, shall have the Insurance Policies, except Workers' Compensation, endorsed to name NSI as an Additional Insured with respect to the work to be performed by the VENDOR.

   (b) Waiver of Subrogation - VENDOR shall have the Insurance Policies endorsed to waive the insurer's rights of subrogation in favor of NSI.

   (c) Deductibles - Subject to the reasonable review and approval of NSI, VENDOR may arrange deductibles or self-insured retention as part of the required insurance coverage. However, it is expressly agreed that all deductibles or self-insured retention's are the sole responsibility of the VENDOR.

   (d) Adequacy of Insurance Limits - The insurance coverage limits stated below are minimum coverage requirements, not limits of liability, and shall not be construed in any way as NSI's acceptance of responsibility of the VENDOR.

   (e) Certificates of Insurance - Prior to commencement of any work under this Basic Ordering Agreement, the VENDOR shall furnish NSI with Certificates of Insurance, in a format acceptable to NSI, evidencing the insurance coverage required in this Contract and containing the following information:

       - Identify NSI as an "Additional Insured" with respect to the Insurance Policies except Workers' Compensation and employers' liability.

       - State that the Insurance Policies have been endorsed to waive subrogation in favor of NSI.

       - State that the underwriters agree to provide NSI with at least 30 days prior written notice of any cancellation or material change in the coverage.

                                    COVERAGE

   (a) Workers' Compensation - Insurance for statutory obligations imposed by law including, where applicable, coverage under United States Longshoremen's and Harbor Workers' Act and Jones Act (if applicable, Defense Base Act for those employees working on a U.S. Military installation outside of the United States).

   (b) Employers Liability - Insurance with limits of $1,000,000 for bodily injury by accident and $1,000,000 for bodily injury by disease, including, if applicable, maritime coverage endorsement.

   (c) Commercial General Liability - (Standard ISO occurrence form) - including products and completed operations coverage, full fire legal liability and contractual liability, with a per occurrence limit of $1,000,000.

   (d) Business Auto Liability - Coverage for bodily injury and property damage liability for all owned, hired or non-owned vehicles, with an each accident limit of $1,000,000.

8.  REPRESENTATIONS, WARRANTIES AND COVENANTS

   (a) Authority. Each Party represents and warrants that it has the right to enter into tins Agreement and to perform its obligations hereunder. Other than the Services specified in this Agreement, however, nothing herein shall be interpreted as a requirement for VENDOR to provide any other support to Customers of NSTs products or services, nor shall Client make any such representations or warranties to its Customers to that effect. Customers shall include, without limitation, end-users, licensees, and sublicensees.

   (b) NSI Intellectual Property. NSI represents and warrants (i) that no text or graphics on the NSI Web Site that is viewable without using the "View source" feature infringes the intellectual property rights of any third party, and (ii) that NSI owns, or has valid license to, all worldwide rights, title and interest in the intellectual property consisting of all computer programming, source, object and/or formatting code or operating instructions developed or owned by NSI that relates to the NSI Web Site (collectively, "NSI Intellectual Property").

   (c) VENDOR Intellectual Property. VENDOR represents and warrants that VENDOR owns, or has valid license to, all worldwide rights, title and interest in the intellectual property consisting of all computer programming and/or formatting code or operating instructions developed or owned by VENDOR and employed in the delivery of the Services (collectively, "VENDOR Intellectual Property").

   (d) Submissions and Privacy. NSI will, in the usage terms and conditions of NSI Web Site, indicate that all submissions to NSI or any third party, including VENDOR, made on, through or in response to the NSI Web Site are the property of NSI and how such information may be used by NSI. NSI is responsible for the collection, use, transfer and sale of any personally identifiable information collected by it or by VENDOR on its behalf.

   (e) DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY STATED HEREIN, (i) THE SERVICES AND GOODS TO BE PROVIDED HEREUNDER ARE PROVIDED "AS IS," AND
       (ii) VENDOR DOES NOT MAKE, AND HEREBY DISCLAIMS, ANY AND ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE. VENDOR DOES NOT WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED, ERROR FREE, OR SECURE.

   (f) LIMITATION OF LIABILITY. VENDOR IS NOT LIABLE TO NSI OR ANY THIRD PARTY FOR LOST REVENUE OR PROFITS, CONSEQUENTIAL DAMAGES, OR INCIDENTAL, INDIRECT OR PUNITIVE DAMAGES. VENDOR'S MAXIMUM AGGREGATE LIABILITY TO NSI AND ANY THIRD PARTIES FROM ANY CLAIMS ARISING FROM OR RELATED TO THIS AGREEMENT SHALL NOT EXCEED THE TOTAL AMOUNT OF FEES PAID BY NSI IN THE TWELVE MONTHS IMMEDIATELY PRECEDING THE MAKING OF THE CLAIM THAT GIVES RISE TO SUCH LIABILITY.

9.  PROPRIETARY RIGHTS.

   (a) As between VENDOR and NSI, VENDOR owns, or has valid license to, all worldwide rights, title and interest in any technology or other intellectual property developed or owned by VENDOR, including VENDOR Intellectual Property and any other technology used to create any portion of the NSI Web Site, incorporated into the NSI Web Site, or used to operate the NSI Web Site or a web server in connection with the delivery of the Services including, without limitation, all software, computer programming and/or formatting code, source code, object code, or operating instructions created by VENDOR or provided by VENDOR to NSI.

   (b) As between VENDOR and NSI, NSI owns, or has valid license to, all worldwide rights, title and interest in NSI Intellectual Property and any technology or other intellectual property developed or owned by NSI. NSI also owns, or has valid license to, all worldwide rights, title and interest in the intellectual property in all the text and graphics that an Internet user views on a web page on the NSI Web Site without using the "view source" feature, except for trade marks, service marks and other marks owned or controlled by VENDOR.

   (c) Non-Exclusive Arrangement. VENDOR will retain the ownership of, and the right to reuse or incorporate VENDOR Intellectual Property, all know-how and expertise acquired through the creation of the Technical Implementation Plan (described in the Statement of Work attached hereto as Exhibit A) and all training materials and the performance of the Services, whether created or acquired before or after the execution of this Agreement in supporting web sites or interactive projects for other customers; provided, however, that VENDOR will not own or have any rights to any of NSI's marks or Confidential Information, except as expressly set forth herein. Consistent herewith, VENDOR owns all training materials except those portions which are exclusive to NSI; NSI owns all information exclusive to NSI, including

       Confidential Information; and NSI may use the training materials for the purposes of this Agreement only.

   (d) VENDOR License to NSI. VENDOR hereby grants NSI a non-exclusive royalty-free, worldwide license to use, reproduce, publish, perform and display the VENDOR. Marks solely on the NSI Web Site in connection with the Services provided hereunder. NSI shall not use or exploit in any manner any of the VENDOR Marks except in such manner and media as contemplated under this Agreement, and any other use of the VENDOR Marks not expressly granted to NSI by the foregoing are reserved to VENDOR. All goodwill arising out of NSI's use of any of the VENDOR Marks shall inure solely to the benefit of VENDOR. VENDOR shall have the right, upon commercially reasonable notice, to modify the VENDOR Marks. NSI agrees that upon such notice, it shall use commercially reasonable efforts to immediately implement VENDOR'S modifications. All rights under this license will be exercised solely by the NSI to operate, maintain and distribute the NSI Web Site on the Internet and will expire with the termination of this Agreement.

   (e) Limited License to the NSI Intellectual Property. NSI hereby grants to VENDOR the limited, nonexclusive right and license to copy, distribute, transmit, display, perform, create derivative works, and otherwise use the NSI Intellectual Property provided to "VENDOR hereby or currently available or subsequently available on the NSI Web Site, including all marks, trademarks, servicemarks or logos, held or used by NSI, solely for the purpose of rendering the Services and will expire with the termination of this Agreement.

9. ORGANIZATIONAL CONFLICT OF INTEREST (OCI)

   *** has *** into ***. ***, the ***, *** under *** the *** and the *** and
   ***. ***, the ***, is *** of *** of the ***. It is *** that the *** does not *** to *** that would *** it an *** other ***.

   *** is hereby *** that the *** for an *** of *** in the *** of *** under ***. Consequently, if the *** is for the ***, or may otherwise *** with *** to ***, each ***, ***, and *** that has *** to *** or *** under *** or that has *** to ***, shall be required to *** an *** provided ***. *** will be *** to *** their *** of the *** for *** and *** must *** with *** and *** concerning such.



                ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY
                           FILED WITH THE COMMISSION.

10. CHANGES

    a. In recognition of the likelihood that the fundamental nature of the work to be accomplished under this Contract may involve changes from time to time in NSI project needs and requirements, the parties hereby agree that NSI may by written direction, at any time during the course of any project, make changes in any one or more of the following items:

       1. The statement of work, descriptions, or specifications for the services, deliverables or other documents to be furnished under the Contract; or

       2. The times or places of performance or delivery of the services, deliverables or other documents to be provided under the Contract.

    b. If any such change(s) cause an increase or decrease in the price of the Contract, or the time required for the performance of any part of the work to be accomplished thereunder, whether or not such work is specifically identified in NSI's written change direction ("Change Order"), then the price, delivery schedules and other affected provision, if any, as applicable, shall be equitably adjusted and the Contract shall be modified in writing accordingly.

    c. Upon receipt of NSI's written change direction, VENDOR shall submit its written proposal to NSI within 10 working days after receipt of NSI's change order for an equitable adjustment to the ceiling price, delivery schedules and any other affected items, as applicable, VENDOR'S shall not proceed with me change order until directed by NSI to do so.

    d. Any proposal for an equitable adjustment shall describe or otherwise identify the nature, facts and circumstances constituting the change; the particular elements of contract performance for which VENDOR is seeking an equitable adjustment due to the changed requirements; and VENDOR'S proposed equitable adjustment to the Contract ceiling price, delivery schedules and other provisions affected by the change.

    e. The term "equitable adjustment" as used in this clause, means a fair and reasonable adjustment under the facts and circumstances of the particular situation, in the Contract price, delivery schedules and/or any other Contract provisions that are altered by the change, as applicable, plus the cost of any work, deliverables or other project requirements that will be added or deleted in connection with the change. The term, "equitable adjustment" in this context includes the costs of, and a reasonable profit for, the changed work/requirements, including the associated engineering, testing, project management and documentation.

    f. VENDOR and NSI personnel assigned to the project shall use their best efforts to negotiate any proposed equitable adjustments under this clause in a fair and reasonable manner. In the event that they are unable to reach mutual agreement after good faith negotiations, a period of time not to exceed 15 calendar days, on the appropriate equitable adjustment for one or more such changes, then the matter shall be referred to the cognizant senior executive (or his/her designee) of each party for appropriate resolution.

11. STOP WORK ORDER


    NSI may at anytime, by written order to VENDOR, require VENDOR to stop all, or any part, of the work called for by this Contract for a period of up to thirty (30) days. Upon receipt of such an order, VENDOR shall forthwith comply with its terms and take all reasonable steps to minimize the incidence of costs allocable to the work covered by the order during the period of work stoppage. Within the thirty (30) day period or any extension of that period to which the parties shall have agreed, NSI shall either (i) cancel the stop work order; or (ii) terminate the work covered by such order.

    If a stop work order is canceled in writing, VENDOR shall resume work. If the period of the order or any extension thereto merely expires, VENDOR shall contact NSI and ask for directions before resuming work or treating the silence as a termination for convenience.

12. ACCEPTANCE

    Any reports, deliverables, or other data submitted for NSI's approval shall be approved or disapproved, in writing within ten (10) business days after NSI's receipt.

13. INDEMNIFICATION

    VENDOR and NSI agree to defend, indemnify and hold each other and their affiliates harmless from any and all liabilities, costs and expenses, including reasonable attorney's fees, directly arising from: (a) negligent acts or omissions of the Indemnitor's officers, employees, agents or contractors arising out of its performance of the Contract; (b) any claims for infringement of copyrights, trademarks, patents or other proprietary rights arising out of or related to Indemnitee's obligations under the Contract; and (c) defamation, libel, slander, obscenity, indecency or violation of the rights of privacy or publicity to the extent attributed to the NSI Web Site or to NSI Intellectual Property (if such other Party is VENDOR) or to VENDOR Intellectual Property (if such other Party is NSI) (collectively, "Covered Claims"). Covered Claims will also include claims brought against VENDOR for injury, damages, or violations of law caused by products or services sold by NSI on the NSI Web Site or relating to NSI's operation of its business.

14. FORCE MAJEURE

    VENDOR shall not be liable for any default or delay in the performance of its obligations hereunder if and to the extent such default or delay is caused, directly or indirectly, by: fire, flood, earthquake, elements of nature or acts of God; or any other similar cause beyond the reasonable control of VENDOR (collectively referred to herein as "Force Majeure"). Except as provided elsewhere, if VENDOR is so delayed in its performance, it shall promptly notify NSI. VENDOR shall use its reasonable efforts to minimize the duration and consequences of any delay or failure of performance resulting from a Force Majeure event.

15. TERMINATION

    a. Default: Upon failure or neglect to comply with any of the terms of this Contract, if same is not corrected by the breaching party within thirty
        (30) calendar days of such
    party's receipt of written demand to correct from the non-breaching party, the non-breaching party may terminate this Contract upon giving seven (7) calendar days notice to the other party.

    b. Insolvency: This Contract shall be automatically terminated by giving written notice effective as of the date thereof in the event either party ceases to do business in the manner contemplated in this Contract; or, in the event that either party is adjudicated bankrupt or insolvent, or upon the institution of any proceedings by or against it seeking relief, reorganization or arrangement under any laws relating to bankruptcy or insolvency, or upon any assignment for the benefit of creditors: or upon the appointment of a receiver liquidator, or trustee of any of its property or assists, or upon the liquidation, dissolution, or winding up of its business.

    c. Effect of Termination: Termination of this Contract shall not affect any proprietary data or confidentiality obligations incurred under this Contract.

16. AUTHORIZED REPRESENTATIVE/NOTICES


    The following individual is authorized to conduct negotiations and administer the Contract for NSI and all information or required notices shall be effective upon receipt by the following individual:

         ***
         ***
         Phone: ***
         Fax:  ***

    The following individual is NSI's technical point of contact under the Contract

         TBA
         Phone: ***

   The following individual is authorised to conduct negotiations and administer the Contract for VENDOR and NSI shall direct all notices and communications to the following individual:

         ***
         PeopleSupport, Inc.
         1100 Glendon Avenue, 14th Floor
         Los Angeles, California 90024
         Phone: ***
         Fax:  ***

   The following individual is VENDOR's technical point of contact under the
Contract:

   ***
   TBA
   Phone: TBA
   Fax:  TBA

                ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY
                           FILED WITH THE COMMISSION.

17. GOVERNING LAW

    This Contract shall be governed and construed in all respects in accordance with the laws of the States of California. Both parties consent to jurisdiction and venue in the state courts located in Los Angeles, California and the federal courts sitting in the southern district of the State of California.

18. ASSIGNMENT OF CONTRACT

    This Contract may not be assigned, in whole or in part, nor may any assignment of any money due or to become due be made by VENDOR without, in each case, the prior written consent of NSI.

19. NO HIRE AGREEMENT

    During the term of the Contract including any extensions thereof, neither party shall knowingly recruit, solicit, or hire any of title other party's employees assigned to this project for the period of this Contract and for one year thereafter. This shall in no way, however, be construed to restrict, limit, or encumber the rights of any employee granted by law, nor shall it in any way restrict either party from hiring employees who respond to advertisements or make independent inquiries for employment.

20. ENTIRE CONTRACT

    This Contract, including Exhibits A and B, which are incorporated herein by reference, constitutes the entire Contract between the parties hereto relating to the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral negotiations, commitments and understandings of the parties.

21. MODIFICATIONS

    Except as hereinafter provided, this Contract may not be changed or amended except by a writing executed by both parties.

22. WAIVER

    No delay or failure by either party to exercise or enforce at any time any right or provision of the Contract shall be considered a waiver thereof or of such party's right thereafter to exercise or enforce each and every right and provision of the Contract. A waiver to be valid shall be in writing, but need not be supported by consideration. No single waiver shall constitute a continuing or subsequent waiver.

23. LEGAL EFFECT

    If any provision of this Contract shall be held illegal, invalid or unenforceable, in whole or in part, such provision shall be modified to the minimum extent necessary to make it legal, valid and enforceable, and the legality, validity and enforceability of the remaining provisions are not affected thereby.

24. CONFIDENTIALITY

    Each Party acknowledges that in the course of performing its obligations it will receive information, which is confidential and proprietary to the other Party. Each Party agrees to protect such information in accordance with the terms of the Non-Disclosure Agreement, which is appended hereto as Exhibit B and incorporated herein by reference.

In witness hereof, the parties hereto have accepted and executed this Contract as of the latest date noted below.

PEOPLESUPPORT, INC.                        NETWORK SOLUTIONS, INC.

/s/ Lance Rosenzweig                       /s/ Vivek Kumar
-------------------------------            -------------------------------------
Signature                                  Signature

Lance Rosenzweig-CEO                       Vivek Kumar, Purchasing Mgr.
-------------------------------            -------------------------------------
Printed Name and Title                     Printed Name and Title

12/4/00                                    10/6/00
-------------------------------            -------------------------------------
Date                                       Date

                                    EXHIBIT A


                               STATEMENT OF WORK

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

   a VeriSign(R) companY

NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------


                             STATEMENT OF WORK NO. 3

                                       FOR

                             NETWORK SOLUTIONS, INC.
                         VOICE, EMAIL, AND FAX RESPONSE




                              a VeriSign(R) company
                               NETWORKSOLUTIONS(R)



                                  PRESENTED BY

                                  PEOPLESUPPORT


                                   MAY 1, 2003
                                     VER 1.6





--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
                                     PAGE 1

                              PROPRIETARY STATEMENT

                      Intended for Network Solutions, Inc.

This document and any communications with PeopleSupport should be considered highly confidential. Neither the ideas expressed herein, nor any part of this document or any other information or communications related thereto shall be copied or disclosed to any party, nor shall they be used for any purpose other than meeting with PeopleSupport representatives, without the written consent of PeopleSupport. By accepting delivery of this document, the recipient agrees that: (i) in the event the recipient does not wish to pursue this matter, the recipient will return this copy to PeopleSupport, at the address listed below as soon as practical; (ii) the recipient will not copy, fax, reproduce or distribute this document, in whole or in part, without written permission, and
(iii) all of the information contained herein will be treated as confidential material, and shall not be used for any purposes other than the evaluation of this proposal.

While PeopleSupport has no reason to doubt the accuracy of the information contained herein, PeopleSupport makes no representations or warranties as to the adequacy, completeness or accuracy of this information. Only a definitive agreement and the associated Statement of Work between PeopleSupport and Network Solutions will be binding.

No person is authorized to provide any information or make any representations regarding this proposal and PeopleSupport commitments to recipient not contained here. Any such information or representations should not be relied upon as having been authorized by PeopleSupport.


PEOPLESUPPORT, INC.

Contact:     ***
             ***
Address:     1100 Glendon Ave., Ste. 1250
             Los Angeles, CA 90024
Telephone:   ***
Fax:         ***
Email:       ***



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
                                     PAGE 2

                                TABLE OF CONTENTS

1          INTRODUCTION......................................................  4

2          SOLUTION OVERVIEW.................................................  6

  2.1      INBOUND VOICE SUPPORT PROCESSES...................................  7
  2.2      EMAIL SUPPORT PROCESSES...........................................  7
  2.3      FAX SUPPORT PROCESS...............................................  8
  2.4      CHAT SUPPORT PROCESS..............................................  8
  2.5      OUTBOUND VOICE PROCESSES..........................................  8
  2.6      BACK-OFFICE PROCESSES.............................................  9
  2.7      SUPPORT ESCALATION PROCESS........................................  9
  2.8      PERFORMANCE OBJECTIVES............................................  9
  2.9      VOLUME FORECASTING AND SERVICE LEVEL AGREEMENT.................... 11
  2.10     ADJUSTMENT TO FORECASTS AND RAMP-UP PROCESSES..................... 11
  2.11     PEOPLESUPPORT OPERATIONAL CAPACITY PLANNING....................... 12

3          TRAINING.......................................................... 14

  3.1      TRAINING APPROACH................................................. 14
  3.2      ONGOING TRAINING AFTER LIVE DATE.................................. 14

4          QUALITY ASSURANCE................................................. 16

  4.1      QUALITY ASSURANCE REVIEW PROCESS.................................. 16

5          TECHNOLOGY........................................................ 18

  5.1      TECHNOLOGY ARCHITECTURE AND SPECIFICATIONS........................ 18
  5.2      EMAIL TECHNOLOGY SUPPORT.......................................... 18
  5.3      VOICE TECHNOLOGY SUPPORT.......................................... 20
  5.5      DATA CONNECTIVITY................................................. 21
  5.6      CLIENT APPLICATIONS............................................... 22
  5.7      REPORTING AND DATA FEED........................................... 24
  5.8      ESCALATION OF TECHNOLOGY ISSUES................................... 25

6          SECURITY.......................................................... 26

      6.1  CLIENT SECURITY REQUIREMENTS...................................... 26
      G.   CLIENT SECURITY REQUIREMENTS...................................... 27
      6.2  PEOPLESUPPORT SECURITY PRACTICES.................................. 27
      6.3  NETWORK SECURITY.................................................. 28
      6.3  EREP BACKGROUND CHECK............................................. 28

APPENDIX A - PRICING......................................................... 30

APPENDIX B - TECHNICAL ESCALATION PROCEDURES................................. 33

APPENDIX C - CUSTOMER REPORTS................................................ 39


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
                                     PAGE 3

1 INTRODUCTION

This Statement of Work No. 3 ("SOW No. 3"), dated May 1, 2003 describes the Email, Fax, and Voice response services for Technical Support, Customer Service, and Sales ("Services") that PeopleSupport, Inc. ("PeopleSupport") will provide to Network Solutions, Inc. ("Client"). This SOW No. 3 is entered into in connection with that certain Professional Services Contract between PeopleSupport and Client dated as of December 4, 2000 (the "Agreement"). This SOW No. 3 supercedes all prior functional and technical understandings, whether written or oral, between PeopleSupport and Client regarding the matters addressed herein, including all prior SOWs and change orders. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement. In the event of any inconsistencies between this SOW No. 3 and any other prior agreements, the provisions of this SOW No. 3 shall prevail over such agreements.

OVERVIEW

In conjunction adoption of SOW #3, PeopleSupport will outline and begin to deploy an effective methodology to support and migrate the current segmented workforce to a Universal Agent strategy as directed by the Client within the first thirty (30) days after the effective date of this agreement. This migration strategy will support the concept that all eReps and support personnel will be cross-trained on all customer contact methods and programs for required support.

Going forward, it is inherent within the Universal Agent concept that the nature of the work performed by PeopleSupport for Network Solutions may change. PeopleSupport recognizes the needs of Network Solutions to be able to address these future dynamics of the business relationship. To that end, PeopleSupport understands that the types and natures of the work performed for Network Solutions can and will change during the life of this agreement. PeopleSupport commits to working with Network Solutions in establish a mutually agreeable change order as these dynamics dictate. The long-term goal of both parties, working within the framework of this Agreement, allows for that migration at the volumes established herein.

PEOPLESUPPORT PROVIDED SERVICES

Expected peak inbound volume (8:00 a.m.-8:00 p.m. US eastern time weekdays) will include Tier 1 voice, Tier 1 e-mail and the following fax queues: Main, Escalated and Password Reset. Expected off peak volume (8:00 p.m.-8:00 a.m. eastern time weekdays and all hours on weekends) will include Tier 1 voice, tier 1 e-mail, VIP voice, WSV voice, WSV email, and the aforementioned fax queues. Additionally, Email support may be provided using PeopleSupport's eShare system, in conjunction with other supporting systems and applications. Fax Support will be provided through Client's Siebel system. Voice support will be provided for Client's customer calls routed to PeopleSupport phone system. For purposes of this document, AHT shall be defined as Talk time + hold time + wrap time. In addition PeopleSupport will engage in outbound calls to support inbound voice and fax services.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
                                     PAGE 4

                                PROGRAM OVERVIEW
                        VOICE, EMAIL, AND FAX OPERATIONS

-------------------------------------------------------------------------------------------------
OPERATING MODEL                         OUTSOURCED
-------------------------------------------------------------------------------------------------
SOLUTIONS AND SERVICES                  INBOUND VOICE, EMAIL, FAX AND OUTBOUND VOICE
-------------------------------------------------------------------------------------------------
                                        VOICE:  24X7
                                        EMAIL:  24X7
PEOPLESUPPORT SUPPORT HOURS             FAX:    24X7
                                        PEOPLESUPPORT WILL RECEIVE FORECASTED
                                        VOICE VOLUME DURING PEAK HOURS AND 100%
                                        OF VOICE VOLUME OFF PEAK HOURS AND
                                        WEEKENDS.
-------------------------------------------------------------------------------------------------
                                        VOICE SUPPORT:
                                        -  85% OF CALLS ANSWERED WITHIN 30 SECONDS/99%
                                           OF CALLS ANSWERED WITHIN 30 SECONDS FOR VIP
                                           PROGRAM

                                        -  85% OF ALL VOICE SESSIONS SAMPLED MUST SCORE
                                           85% OR HIGHER FOR CALL REQUIREMENTS.

                                        EMAIL SUPPORT:
                                        -  90% OF ALL EMAILS PROCESSED WITHIN 1 HOUR

                                        -  99% OF ALL EMAIL SESSIONS SAMPLED MUST BE
SERVICE LEVEL AGREEMENTS                   ACCURATE AND SCORE 90% OR HIGHER FOR CALIBRATION
                                           SESSIONS.

                                        FAX SUPPORT:
                                        -  90% OF ALL FAXES PROCESSED WITHIN 1 HOUR

                                        -  99% OF ALL CUSTOMER FACING RESPONSES AND PROCESSES
                                           LEADING TO CUSTOMER RESOLUTION MUST SCORE 90% OR
                                           HIGHER IN QUALITY ASSESSMENT SESSIONS.
-------------------------------------------------------------------------------------------------
CLIENT OPERATING HOURS                  8AM - 8PM EASTERN TIME MON-FRI
-------------------------------------------------------------------------------------------------
LANGUAGES SUPPORTED                     ENGLISH
-------------------------------------------------------------------------------------------------
CLIENT APPLICATION PLATFORMS            CLIENT PROVIDED CLIENT/SERVER APPLICATIONS:
                                        -  CONTACT MANAGEMENT & CASE TRACKING SYSTEM: SIEBEL

                                        -  BACK-OFFICE ACCOUNTING APPLICATION: BARS

                                        CLIENT PROVIDED UNIX BASED VIA TELNET APPLICATIONS:
                                        -  CUSTOMER ACCOUNT MANAGEMENT TOOLS: CREG AND DOMREG.

                                        CLIENT PROVIDED WEB BASED APPLICATIONS:
                                        -  KNOWLEDGE MANAGEMENT: MAX

                                        -  CUSTOMER ACCOUNT MANAGEMENT TOOLS: VMAC, CSR
                                           TOOLS, SKIPS, RTPS, FDMS, PASSWORD GENERATOR

                                        CLIENT PROVIDED CONNECTIVITY:
                                        -  DUAL VPN OVER THE INTERNET VIA CLIENT PROVIDED ISP
                                           CONNECTION

                                        -  CLIENT PROVIDED VPN AND FIREWALL EQUIPMENT
-------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
                                     PAGE 5

2      Solution Overview

    In conjunction with Services, PeopleSupport eReps will assist customers with the following business programs:



----------------------------------------------------------------------------------------------------
                                                                            CUSTOMER
  PROGRAM        SYSTEM USED                  TASKS                      CONTACT METHODS
----------------------------------------------------------------------------------------------------
TIER 1        > CSR Tools       >  Assist customers with new Domain     > Inbound Voice
              > Siebel             Registrations                        > Outbound Voice
              > BARS            >  Technical Support with existing      > Email
              > VMAC               domain registrations (billing,       > Fax
              > SKIPS,             product and technical support)
              > RTPS            >  General customer inquiries and
              > FDMS               complaints
              > Password        >  Up-sell additional products and
              Generator            services to customers
              > EShare (Email)  >  Create service requests (SRs) in
                                   Siebel for inbound calls
                                >  Call back customers to resolve
                                   open SRs
----------------------------------------------------------------------------------------------------
TIER 2        > CSR Tools       >  Handle escalated issues from all     > Inbound Voice
              > Siebel             other programs and touchpoints.      > Email
              > BARS            >  Escalated issues include:            > Fax
              > VMAC               Refund/Waive Approval, Manual
              > SKIPS,             Change in CSRT, Domain
              > RTPS               specializing more than once,
              > FDMS               customer callbacks, request for
              > Password           Client's Corp Support assistance,
                Generator          Special Access in Siebel
              > EShare (Email)
----------------------------------------------------------------------------------------------------
VIP           > CSR Tools       >  Domain name registration and         > Inbound Voice
              > Siebel             renewal for premier customers        >
              > BARS            >  Technical support and domain
              > VMAC               modification for premier customs
              > SKIPS,          >  Up-sell additional services to
              > RTPS               customers
              > FDMS            >  Create service requests (SRs) in
              > Password           Siebel for inbound calls
                Generator
              > EShare (Email)
----------------------------------------------------------------------------------------------------
WEBSITES      > Siebel          >  Provide technical support for        > Inbound Voice
              > Value Web          Client's web site program            > Email
              > EShare (Email)                                          >
----------------------------------------------------------------------------------------------------
AOL-SB        > Siebel          >  Handle escalated technical support   > Inbound Voice
                                   calls for Client's AOL Small
                                   Business program from AOL
                                   customer service
----------------------------------------------------------------------------------------------------
PASSWORD      > Siebel          >  Respond to customer requests for     > Inbound Voice
RESET         > CSR Tools          forgotten passwords by resetting     > Outbound Voice
              > Password           passwords.                           > Fax
                Generator
----------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
                                     PAGE 6

2.1    ***



2.1.1  ***


2.2    ***


***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 7

***

2.3  ***



2.4  CHAT SUPPORT PROCESS

Should Client and PeopleSupport mutually agree to implement chat support the pricing and service levels set forth in this SOW for voice support for that program shall apply. The specific processes and implementation activities will be detailed in a change order.

2.5 ***


***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

     ***

2.6  ***


2.7 ***

2.8 ***


***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

    ***



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 10

***

2.9     ***


2.10    ***


***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 11

***

2.10.1  ***



2.10.2  ***


2.10.3  ***


2.11    ***



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

***



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 13

3 TRAINING

The training phase of the outsourcing program *** to provide Client with quality service. In this section, our approach, initial and ramp-up training process and the on-going program updates or changes to training.

3.1 TRAINING APPROACH

Client will make available all *** to PeopleSupport. Client and PeopleSupport will jointly participate in *** the training effort. ***, Client or Client designate *** provide training as prescribed by Client.

PeopleSupport will provide written confirmation that *** has been *** in accordance with ***.

PeopleSupport will develop a customized training program for Client with the following capabilities:

-       *** trainers and facility for the *** session.

-       Provide instructors with extensive ***  as well as ***.

-       Provide basic *** for Client.

-       Establish a *** structure that supports *** requirements.

- Create a separate *** that resembles *** including individual workstations equipped with ***

Client will be responsible for the *** training.

3.2 ONGOING TRAINING AFTER LIVE DATE

Increases *** will require post-implementation training. A need analysis will be conducted to determine if any *** should take so that PeopleSupport can appropriately schedule the training. In order to provide the highest level of quality, PeopleSupport will *** when deemed necessary. Client must provide PeopleSupport with all relevant ongoing *** a minimum of *** business days in advance of the training date. In emergency situations where programs may need to shift to PeopleSupport quickly and Client does not have the luxury of a *** advanced notice, ***

Reasons for needing post-implementation training include, but are not limited to the following:

***


***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 14

   ***

Client may request PeopleSupport to provide additional training on *** system. Any training provided to Client for this purpose is subject to the training rates listed in ***. Client will be responsible for all of Client approved travel related expenses of PeopleSupport personnel for this activity. Client will be responsible for *** set forth in this SOW No. 3. PeopleSupport shall determine *** though PeopleSupport will make every effort to communicate any planned *** with Client in a reasonable time frame. PeopleSupport will be responsible for any ***

At least once per ***, Client and PeopleSupport shall conduct a *** to ensure that PeopleSupport *** available. Client is responsible for delivering *** to PeopleSupport on a regular basis.


***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

4       QUALITY ASSURANCE

PeopleSupport will provide a comprehensive quality management and assurance process, including the following components:

- A custom Quality Assurance program designed for the ***

- A *** team who together with an *** will conduct QA monitoring.

- *** calibrations between PeopleSupport *** and the Client.

- The *** of monitoring will be commensurate with ***.

- Development of action plan for *** that fall below the *** standard.

- A "Best Practices" Training manual

- A program and *** providing metrics and performance against ***

- Monitoring of *** across the program

*** The quality assurance manual is used to document ***. PeopleSupport and Client will *** based on the *** Sessions. The frequency of monitoring will be no less than *** of sessions handled ***. Quality goals will be established within *** days after Live Date of any new program and reviewed *** thereafter. Both Parties will mutually agree to maintain a *** system. PeopleSupport shall assign and dedicate one Quality Assurance Specialist ***.

4.1 QUALITY ASSURANCE REVIEW PROCESS

Quality Assurance reviewing will be conducted by the QA department and the Operation Supervisors or Operation Shift Lead. Each *** the QA Analyst will have a target number of sessions to complete. The Analyst may conduct a review through the use of *** transcripts or *** sessions.

During *** review session *** transcript is pulled up using a *** for the *** review session *** session is either retrieved from a *** sessions or through *** session. Sessions are analyzed and scored by *** After this process, the *** meets with the *** to deliver targeted *** performance and provides *** if necessary *** will be provided to Client on a *** basis. Sessions that determine *** will require immediate delivery of ***

In addition, Operation Supervisors review a *** on a weekly basis. This review process, is similar to the QA process and is documented ***. The feedback is given to the *** either immediately or during a later review session. ***


***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

***


***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

5 TECHNOLOGY

5.1 TECHNOLOGY ARCHITECTURE AND SPECIFICATIONS

This section outlines the technical requirements for the integration of systems and technologies in support of Client's operation at PeopleSupport.

***


5.2 *** SUPPORT

PeopleSupport will provide support for Client's *** management system. PeopleSupport shall provide support for the following Client ***:


***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

***


It will be Client's responsibility to *** PeopleSupport will initially support *** listed above. Additional *** may require a change order and carry applicable *** PeopleSupport will also support additional *** to be used for ***

PeopleSupport shall provide support to Client using a *** application server. Both the *** application server *** server shall have a *** that is also *** for Client.

PeopleSupport shall provide Client *** as set forth in Appendix A of this SOW No. 3. Client will use *** PeopleSupport will provide client with *** to install and run the *** system. It shall be Client's responsibility to *** on Client designated workstations. PeopleSupport will provide client *** to be used on the *** systems. ***

At a future date, Client may elect to use Client's *** to process *** instead of PeopleSupport's *** Should that change occur, the new process would need to be documented in ***

The following diagram illustrates the *** and ***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 19

                                     ***

   ***

5.3 ***



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

***

5.5 ***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

***

5.6     ***


5.6.1   ***




5.6.2   ***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 22

***

5.6.3   ***


***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 23

5.7  REPORTING AND DATA FEED

     PeopleSupport will provide Client with *** to access a secure web site containing the Intellicenter Analytics portal. Client may access all of its reports for its account through the Intellicenter. All reports are based on US Central Time (CT) standard. If Client wishes to have reports generated on information not included in the PeopleSupport standard reporting package, PeopleSupport can provide custom reporting. The requirements, cost, and time frame required for development will be determined by the Implementation Project Manager and will be submitted to Client in writing for approval prior to commencement of development.

     Information available on the Client Portal will be maintained on the Portal for the following periods of time: *** For a period of *** PeopleSupport will keep *** only.

     PeopleSupport's standard email reports include the "Email Performance Report". This report is generated on a *** intervals. This report includes the number of *** On the *** this information is divided into *** An example of the *** version of this report is included in Appendix C.

     In addition to providing standard reports, PeopleSupport will provide the *** defined in Appendix C. PeopleSupport will post these *** to *** and on a *** the ***

     Client will promptly and regularly provide PeopleSupport with reports required to perform QA, validate forecasts, and monitor *** utilization. *** operational at a minimum, Client *** PeopleSupport ***

     > On a *** basis, Client will provide PeopleSupport a list of the *** segments.

     >  On a *** basis, Client will also *** per queue.

     >  On the *** day of each *** Client will provide PeopleSupport the ***

     Alternatively, Client may provide PeopleSupport *** Such a file would be delivered to PeopleSupport on a ***.

     Client acknowledges and agrees that service level agreements relating to *** will be waived ***



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 24

5.8 ESCALATION OF TECHNOLOGY ISSUES

PeopleSupport and Client agree to follow the Technical Escalation Procedures documented hereto as Appendix B for any technical issues that may arise affecting Client's customer service operations.




--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

6       ***

6.1     ***



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 26

***

6.2  ***



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

***

6.3   ***


6.3   ***



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 28

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute and meet the deliverables outlined in this SOW No. 3.


NETWORK SOLUTIONS, INC.

/s/ John Donaghue
------------------------------
Signature

John Donaghue
------------------------------
Print Name

Executive Vice President
------------------------------
Title

6/2/03
------------------------------
Date

/s/ Illegible
------------------------------
Signature

Contract Administrator
------------------------------
Title

6-2-2003
------------------------------
Date



PeopleSupport, Inc.


/s/ Lance Rosenzweig
------------------------------
Signature

CEO
------------------------------
Print Name

Lance Rosenzweig
------------------------------
Title

May 23, 2003
------------------------------
Date




--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

APPENDIX A - PRICING

***



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

***


***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

***

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 32

APPENDIX B -- TECHNICAL ESCALATION PROCEDURES

PRIMARY TECHNICAL CONTACTS

PeopleSupport and Client have provided the following designated contacts that are authorized to respond to technical emergencies and escalations:

CLIENT TECHNICAL ESCALATION INFORMATION

------------------------------------------------------------------------------------------------
                                                                           CELL         HOURS
NAME         ORGANIZATION   EMAIL ADDRESS    PHONE NO.       PAGER NO.   PHONE NO.     ON CALL
------------------------------------------------------------------------------------------------
NOC          NSI               ***             ***                                      7 x 24
------------------------------------------------------------------------------------------------
Dot Command  NSI               ***             ***                                      8AM-5PM
                                                                                        EST
------------------------------------------------------------------------------------------------

NOTE: Name of mailbox subject to change

PEOPLESUPPORT TECHNICAL ESCALATION INFORMATION


------------------------------------------------------------------------------------------------
                                                                           CELL         HOURS
NAME         ORGANIZATION   EMAIL ADDRESS    PHONE NO.       PAGER NO.   PHONE NO.     ON CALL
------------------------------------------------------------------------------------------------
Helpdesk     Help Desk          ***            ***               N/A        N/A         7 x 24
------------------------------------------------------------------------------------------------



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

PURPOSE AND SCOPE

PeopleSupport has established a set of standard Client Escalation Procedures available to all clients. These escalation procedures are outlined below. PeopleSupport has made an effort to address all operational aspects of providing continued service to clients. However, we recognize that clients might require additional procedures unique to their operational needs. To address these unique requirements outside of the standard escalation procedures, PeopleSupport can work with each client to create customized business resumption and escalation procedures as needed.

This document serves as the standard PeopleSupport Client Escalation Procedure. This procedure documents both Client and PeopleSupport responsibilities with regards to notification, ongoing communication and correction of problems arising from an outage in services caused by systems and internal operational elements under the control of PeopleSupport or caused by external elements outside of the direct control of PeopleSupport. Specifics as to the PeopleSupport service (the "Service") to be provided to the Client are set forth in Client's Statement of Work (SOW), which is incorporated, signed into and made a part of the Agreement.

For reference, policies and procedures for system backup and recovery are stated in the PeopleSupport Backup and Offsite Storage Policies document. The document can be obtained by contacting your PeopleSupport Account Executive.

EVENT NOTIFICATION

PeopleSupport shall provide initial notice to a designated Client representative by telephone, e-mail, pager or comparable notification service within 1 hour of PeopleSupport becoming aware of an event that has caused or may cause an unscheduled outage or security breach problem. Client must provide a valid pager number, fax number, voice mail or email address to PeopleSupport Helpdesk for this purpose. PeopleSupport will contact the NOC at designated contact phone number or email addresses to report such activity.

Client is solely responsible for providing accurate contact information for Client's designated point of contact. In the event Client first becomes aware of such outage or security breach event, Client shall promptly provide initial notice to PeopleSupport via the assigned PeopleSupport Helpdesk Number provided to Client. In the event of critical outages, status reports about the event will continue on the hour until either the event has been resolved or both PeopleSupport and Client have determined a course of action that does not require continued notification.

CLIENT TECHNICAL SUPPORT

PeopleSupport will provide 7x24 customer service in support of Client's customer service solution via email, voice and voice mail for the purpose of these Client Escalation Procedures. The customer service center can be used to log problem reports or request assistance with system usage. Details of PeopleSupport and Client responsibility for the applications and services are outlined in the SOW.

MONITORING SERVICES

Monitoring Services refer to the ability of PeopleSupport to observe the performance and availability of system, application and network components of the customer service solution in real-time and identifying problems with such components that indicate an outage of services. PeopleSupport will perform 7x24 system-level monitoring, including polling of the hardware,






--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
operating system and applications in order to detect abnormal system conditions. Key system metrics monitored by PeopleSupport include:

-    Hardware malfunctions

-    Server uptime

-    File System and Space utilization

-    CPU utilization

-    Memory utilization

-    Application Service availability

-    Wide-Area network uptime

-    Intrusion Detection and logging

For equipment directly under the control of PeopleSupport, PeopleSupport utilizes hardware sparing and redundant equipment whenever possible to address malfunctioning equipment outages.

PROBLEM CATEGORIES AND PRIORITIES

PeopleSupport has established a standard problem management procedure to identify, categorize and track problems with the operational and hosted solutions under its direct control. Problems are categorized and prioritized by order of importance to our Clients. PeopleSupport assigns a case number to the problem when a client initiates a problem report by notifying the PeopleSupport Helpdesk.

The PeopleSupport Helpdesk can be reached at numbers listed at the beginning of this document.

There are four categories of problems ranging from Emergency (Priority 1) to Assistance (Priority 4.)

   PRIORITY 1 - EMERGENCY: A major catastrophic system or network outage with no known or accepted immediate workaround. All available resources are applied to resolve the problem continuously. Examples of typical emergencies are:

     -    Total outage of an application system, service or Voice infrastructure

     - Partial outage of an application system (e.g. more than 50% of Client's users are affected) with considerable restrictions of use

     -    Loss of data, information integrity or interfaces

     - Considerable loss of redundancy due to outage of communication links, network, or server stand-by units.

     - All security incidents with major impact to Client's operation at PeopleSupport.

   PRIORITY 2 - CRITICAL: A problem resulting from the system not meeting technical specifications and/or performance. Portions or aspects of the system are inoperable but the core portion of the system is available. All resources are applied to resolve the problem continuously. Examples of typical critical problems are:

     -    Unavailability of Reports

     - Unavailability of voice lines, routing problems or system resource issues - Inability of some users to login to the system due to security or access control issues

     -    Malfunction of a major feature of the system

     - Security breaches and virus attacks with significant impact to Client's operation at PeopleSupport.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3

   PRIORITY 3 - NON-CRITICAL: Problems, which require technical advice or a solution for minor and non-emergency problems. A work around is available and there are no major operational or security impacts. Resources are applied to resolve the problem within mutually agreed upon timeframes based on the nature of the problem.

   PRIORITY 4 - ASSISTANCE: Minor, non-disruptive operational error or function, general questions, or enhancement requests for new functionality or a change in existing functionality with little immediate operational impact. Resources are applied to resolve the problem within mutually agreed upon timeframes based on the nature of the problem.

PROBLEM RESOLUTION RESPONSE TIMES

The following table indicates PeopleSupport's problem resolution goals. These resolution goals apply to all problems related to systems and services under the direct control of PeopleSupport. Problem resolution or workaround time commences after the problem has been identified and reproduced by PeopleSupport. A Call Back procedure is followed by PeopleSupport to notify clients affected by priority 1-3 problems. Clients must provide PeopleSupport Helpdesk with up to date contact information and a preferred method of communication for all notifications. Client's primary contact shall have the authority to make decisions on behalf of Client to facilitate a rapid resolution of all problems.

--------------------------------------------------------------------------------------------------
                        CALL BACK TIME AFTER CASE IS      PROBLEM RESOLUTION OR WORKAROUND
                        OPENED BY PEOPLESUPPORT           TIME AFTER PROBLEM IDENTIFICATION BY
CASE PRIORITY           HELPDESK                          PEOPLESUPPORT
--------------------------------------------------------------------------------------------------
Priority 1              1 hour                            4 hours
--------------------------------------------------------------------------------------------------
Priority 2              2 hour                            12 hours
--------------------------------------------------------------------------------------------------
Priority 3              1 day                             1 week
--------------------------------------------------------------------------------------------------
Priority 4              TBD                               TBD (typically 2-4 weeks)
--------------------------------------------------------------------------------------------------

IN PRIORITY 1 AND PRIORITY 2 CASES THAT ARE AS A RESULT OF PEOPLESUPPORT SYSTEM PROBLEMS, PEOPLESUPPORT SHALL WORK AROUND THE CLOCK UNTIL A RESOLUTION OR WORKAROUND IS REACHED.

All priority 1 problems are escalated internally as follows:

---------------------------------------------------------------------------------------------
PRIORITY 1              CUSTOMER CARE OPERATIONS
IMPACT                  NEXT LEVEL MANAGER                INFORMATION TECHNOLOGY
DURATION                CONTACTED                         NEXT LEVEL MANAGER CONTACTED
---------------------------------------------------------------------------------------------
0-1 hour                Account Supervisor                On Call IT Support Engineer
---------------------------------------------------------------------------------------------
> 1 hour                Client Account Manager            Manager of Help Desk
---------------------------------------------------------------------------------------------
> 2 hours               Center Director                   Director of Network Operations
---------------------------------------------------------------------------------------------
> 4 hours               Managing Director of Operations   Chief Information Officer
---------------------------------------------------------------------------------------------

In priority 3 cases, PeopleSupport shall use commercially reasonable efforts to notify the Client and resolve problems as quickly as is reasonably practical. Resolution to problems with priority 4 depends on the scope and nature of the request (typically a programming or enhancement request) and cannot be accurately forecasted. If a problem cannot be resolved permanently, a temporary resolution will be implemented to the extent possible based on mutual agreement with Client.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 36

ESCALATION AND PROBLEM RESOLUTION PROCEDURES

>   IF THE SOURCE OF THE PROBLEM IS EXTERNAL TO PEOPLESUPPORT

When there is a site and/or system problem that is external to PeopleSupport (such as unavailability of the Client Web Site or back-end application system or tools):

   A) Client shall notify the PeopleSupport Helpdesk within one hour of noticing the outage.

   B) PeopleSupport will "troubleshoot" the problem as appropriate to determine the impact of the problem to systems and networks under the control of PeopleSupport. If the problem is as a result of systems and facilities outside the control of PeopleSupport, Client shall assign a designated resource to PeopleSupport to address the problem within a mutually agreed upon timeframe.

   C) PeopleSupport shall contact Client's designated support staff to inquire about the problem periodically until the problem is resolved. Client's designated support entity must be listed at the beginning of this document.

   D) Client's designated support staff shall respond to PeopleSupport inquiries with timely updates in 60-minute intervals until the problem is resolved.
In the event of a technical problem with Client's call tracking system, email management system, or any Client system directly used by PeopleSupport eReps, problems may have a direct impact on PeopleSupport's ability to meet the agreed upon service levels. In such cases, PeopleSupport reserves the right to waive the agreed upon Service Level measures or customer care as long as the problem remains unresolved by the Client.

>     IF THE SOURCE OF THE PROBLEM IS INTERNAL TO PEOPLESUPPORT

When there is a system or operational problem that is internal to PeopleSupport (such as unavailability of the voice systems, applications or network access):

     A) Client shall contact the PeopleSupport Helpdesk to report an exact detail of the problem as soon as Client notices the problem. Or, wherein the only available resource is PeopleSupport (i.e. weekends, or after hours), PeopleSupport personnel shall notify Client via the NOC escalation process of said disruptive service. A PeopleSupport Helpdesk Analyst will receive the call and open a ticket for the problem under an assigned priority. In the event that an Analyst is not reachable, a voice mail or Page may be left for the on-call support analyst at PeopleSupport. The Helpdesk shall return all voice mails and pages within 30 minutes.

     B) PeopleSupport Analysts will "troubleshoot" the problem as appropriate to determine if the problem is related to systems and networks under the control of PeopleSupport. If the problem is as a result of systems and facilities under the control of PeopleSupport, a designated resource from PeopleSupport will be assigned to address the problem.

     C) PeopleSupport Analyst shall notify Client's designated point of contact within one hour of noticing an outage.

     D) PeopleSupport Analyst shall provide Client with updates in 60-minute intervals until the problem is resolved.

     E) In the event of a major catastrophic impact to Client's operation at PeopleSupport caused by systems under PeopleSupport's direct control, PeopleSupport shall exercise the Client's agreed to Disaster Recovery plan to resolve the problem.

     F) For Priority 1, if the outage exceeds 24 hours and is in PeopleSupport's control, PeopleSupport will provide Client with a credit equal to 5% of the monthly invoice amount for the customer contact methods affected.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 37

SCHEDULE MAINTENANCE POLICY

To maintain and enhance PeopleSupport's hosted applications, network infrastructure and communication systems, we have established a scheduled weekly maintenance window. The time periods below represent a designated window of time that scheduled and routine maintenance activity may be planned without prior notice. PeopleSupport will attempt to minimize the impact of the scheduled maintenances as much as possible without impacting system's future uptime and availability. Though the systems might not become unavailable every week during the scheduled times listed below, clients should assume and plan for momentary outages during these timeframes accordingly.

          --------------------------------------------------------------------------
           DAY OF THE WEEK                   START TIME            END TIME
          --------------------------------------------------------------------------
          Tuesday                          10:00 PM (CST)       12:00 AM (CST)
          --------------------------------------------------------------------------
          Thursday                         10:00 PM (CST)       12:00 AM (CST)
          --------------------------------------------------------------------------
          Sunday                           12:00 AM (CST)       4:00 AM (CST)
          --------------------------------------------------------------------------

In addition to regularly scheduled maintenance, PeopleSupport may at times perform emergency maintenance. Whenever possible, PeopleSupport shall make commercially reasonable efforts to provide Client with forty-eight (48) hours prior notification of all scheduled maintenance procedures arising from emergencies.

MODIFICATION OF ESCALATION PROCEDURES

Client acknowledges that from time to time, PeopleSupport may be required to modify terms and conditions of this Client Escalation Procedure as required by third-party vendors. PeopleSupport shall notify Client of any such Required Modification. Client shall have five (5) business days to review such modification and notify PeopleSupport of its acceptance or rejection of same. Failure to affirmatively reject shall be deemed an acceptance under this section.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 38

                            NON-DISCLOSURE AGREEMENT
                             PROPRIETARY INFORMATION



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.



                                    SOW NO. 3
                                     PAGE 39

                                   EXHIBIT B


                                    NSI NDA

                            NON-DISCLOSURE AGREEMENT
                             Proprietary Information

This is an Agreement, effective October 2, 2000, 2000 between Network Solutions, Inc. (hereinafter referred to as "NSI") and PeopleSupport, Inc,, a Delaware corporation (hereinafter referred to as "PSI"). It is recognized that it may be necessary or desirable to exchange information between NSI and PSI for the purpose of discussing a possible Interactive Support Services Agreement. With respect to the information exchanged between the parties subsequent to this date, the parties agree as follows:

(1) "Proprietary information" shall include, but not be limited to, performance, sales, financial, contractual and special marketing information, ideas, technical data and concepts originated by the disclosing party, not previously published or otherwise disclosed to the general public, not previously available without restriction to the receiving party or others, nor normally furnished to others without compensation, and which the disclosing party desires to protect against unrestricted disclosure or competitive use, and which is furnished pursuant to this Agreement and reasonably believed by the " receiving party to be Proprietary Information of the disclosing party.

(2) Each party covenants and agrees that it will keep in confidence, and prevent the disclosure to any person or persons outside its organization or to any unauthorized person or persons, any and all information which is received from the other under this Non-Disclosure Agreement; provided however, that a receiving party shall not be liable for disclosure of any such information if the same:

      A.    Was in the public domain at the time it was disclosed,

      B.    Becomes part of the public domain without breach of this Agreement,

      C.    Is disclosed with the written approval of the other party,

      D.    Is disclosed after two years from receipt of the information,

      E.    Was independently developed by the receiving party,

      F. Is or was disclosed by the disclosing party to a third party without restriction, or

      G.    Is disclosed pursuant to the provisions of a court order.

      As between the parties hereto, the provisions of this Paragraph 2 shall supersede the provisions of any inconsistent legend that may be affixed to said data by the disclosing party, and the inconsistent provisions of any such legend shall be without any force or effect.

      Any protected information provided by one party to the other shall be used only in furtherance of the purposes described in this Agreement, and shall be, upon request at any time, returned to the disclosing party. If either party loses or makes unauthorized disclosure of the other party's protected information, it shall notify such other party immediately and take all steps reasonable and necessary to retrieve the lost or improperly disclosed information.

(3) The standard of care for protecting Proprietary Information imposed on the party receiving such information, will be that degree of care the receiving party uses to prevent disclosure, publication or dissemination of its own proprietary information, but in no event less than reasonable care.

(4) Neither party shall be liable for the inadvertent or accidental disclosure of Proprietary Information if such disclosure occurs despite the exercise of the same degree of care as such party normally takes to preserve its own such data or information.

(5) In providing any information hereunder, each disclosing party makes no representations, either express, or implied, as to the information's adequacy, sufficiency, or freedom from defect of any kind, including freedom from any patent infringement that may result from the use of such information, nor shall either party incur any liability or-obligation whatsoever by reason of such information, except as provided under Paragraph 2, hereof.

(6) This Non-disclosure Agreement contains the entire agreement relative to the protection, of information to be exchanged hereunder, and supersedes all prior or contemporaneous oral or written understandings or agreements regarding this issue. This Non-Disclosure Agreement shall not be modified or amended, except in a written instrument executed by the parties.

(7) Nothing contained in this Non-Disclosure Agreement shall, by express grant, implication, estoppel or otherwise, create in either party any right, title, interest, or license in or to the inventions, patents, technical data, computer software, or software documentation of the other party.

(8) Nothing contained in this Non-Disclosure Agreement shall grant to either party the right to make commitments of any kind for or on behalf of any other party without the prior written consent of that other party.

(9) The effective date of this Non-Disclosure Agreement shall be the date upon which the last signatory below executes this Agreement.

(10) This Non-Disclosure Agreement shall be governed and construed in accordance with the laws of the State of California.

(11) This Non-Disclosure Agreement may not be assigned or otherwise transferred by either party in whole or in part without the express prior written consent of the other party, which consent shall not unreasonably be withheld. This consent requirement shall not apply in the event either party shall change its corporate name or merge with another corporation. This Non-

      Disclosure Agreement shall benefit and be binding upon the successors and assigns of the parties hereto.

(12) Both parties agree to take all reasonable precautions to prevent any trading in Company securities by their respective officers, directors, employees and agents having knowledge of the proposed transaction between the parties until the proposed transaction has been sufficiently publicly disclosed. The parties understand and agree that until a press release is issued regarding a proposed transaction between the parties, neither party will disclose the fact that negotiations are taking place, except to professional advisors and to employees of the parties on a need-to-know basis.

(13) It is further understood and agreed that money damages would not be a sufficient remedy for any breach of this agreement by either party or any of its representatives and that the non-breaching party shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach of this agreement but shall be in addition to all other remedies available at law or equity. In the event of litigation relating to this agreement, if a court of competent jurisdiction determines that either party or any of its representatives have breached this agreement, then the breaching party, shall be liable and pay to the non-breaching party the reasonable legal fees incurred in connection with such litigation, including an appeal therefrom.

      Network Solutions Inc.                          PeopleSupport, Inc.

      By: /s/ Vivek Kumar                           By: /s/ Lance Rosenzweig
         ----------------------                        ------------------------
      Name:  Vivek Kumar                            Name: Lance Rosenzweig

      Title: Purchasing Mgr.                        Title: CEO

      Date:  10/6/00                                Date:  12/4/00

                                       3